Managed Portfolio Series

Tortoise Global Water ESG Fund
(the “Fund”)

Supplement dated September 30, 2024, to the Prospectus and
Statement of Additional Information (“SAI”),
each dated March 31, 2024, as amended
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Effective immediately, the name of the Fund’s underlying index will change from “Ecofin Global Water ESG Net Total Return Index” to “Tortoise Global Water ESG Net Total Return Index” (the “Underlying Index”). Accordingly, all references to the Underlying Index in the Prospectus and SAI are deleted and replaced with “Tortoise Global Water ESG Net Total Return Index”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the change to the name of the Underlying Index will have no effect on the methodology or current components of the Underlying Index, or to the Fund’s investment objective or strategy.

This supplement should be retained with your Prospectus and SAI for future reference.